Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated May 19, 2016

to

Prospectus Dated February 12, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated February 12, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Management

This supplement supplements and amends the first table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the sixth and eighth rows of such table with the following:

Name	Age	Position	Trustee Since
Mark D. Linsz	51	Trustee	2016
Thomas W. Morgan	46	Trustee	2016

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees—Independent Trustees” by replacing the first, second, fifth and sixth paragraphs of such section with the following:

Mark D. Linsz serves as an independent trustee on our Board. Mr. Linsz currently serves as co-founder and senior managing partner of My Next Season, an organization designed to help corporate executives transition from long, successful corporate careers to their next phase of life. Mr. Linsz also held a series of senior financial positions at Bank of America from 1998 to 2014, most recently serving as CFO Risk Executive from 2013 to 2014 and Corporate Treasurer from 2009 to 2013. Previously, Mr. Linsz served as Bank of America's Global Markets Risk Executive from 2007 to 2009 and as Chief Risk Officer for Europe, the Middle East, Africa and Asia from 2005 to 2008. Prior to 2005, Mr. Linsz also served as Bank of America's Capital Markets Risk Executive and Head of Compliance for the Global Corporate and Investment Bank. Mr. Linsz began his career with Chicago Research and Trading Group (CRT) in 1987. Prior to being purchased by NationsBank, he was the head of Market Risk for CRT and continued these responsibilities at NationsBanc-CRT until 1998. Mr. Linsz previously served on the board of directors of the Deposit Trust and Clearing Corporation from 2013 to 2014 and on the board of directors of BlackRock Corporation from 2009 to 2011. Mr. Linsz received an undergraduate degree from National Louis University.

Mr. Linsz was selected as one of our three independent trustees because of his prior board experience and financial expertise.

Thomas W. Morgan serves as an independent trustee on the Board. Mr. Morgan has been a private equity professional for over 20 years. Mr. Morgan currently is the Co-Founder and a Managing Director of Hycroft Capital, a private equity firm dedicated to investing in the management companies of mid-market private equity firms. The firm is the principal investing affiliate of Hycroft Advisors, a boutique investment advisory firm focused on servicing private equity firms. Prior to Hycroft, Mr. Morgan had been a Managing Director at New Mountain Capital, having joined New Mountain Capital near inception in 2000 until 2015. In his 15 years with the firm, he held numerous senior investing and administrative roles including extensive work with New Mountain Capital’s credit platform, a publicly-traded BDC named New Mountain Finance Corp (NYSE:NMFC). Prior to New Mountain Capital, Mr. Morgan was an investment professional with Bain Capital, Inc. from 1994-2000. Mr. Morgan began his career as an investment banker at CS First Boston, first in credit structured products and later in mergers and acquisitions. Mr. Morgan has a B.A. in History and Political Science, magna cum laude, from Williams College and an M.B.A from Harvard Business School.

Mr. Morgan was selected as one of our three independent trustees because of his prior leadership experience and financial expertise.

This supplement supplements and amends the second table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the sixth and eighth rows of such table with the following:

Name and Age of Trustee	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Mark D. Linsz, 51	Trustee; Chairman of the Independent Committee; Member of the Audit Committee; Member of the Nominating and Governance Committee.	Appointed May 2016	Co-Founder & Senior Managing Partner, My Next Season (2014-present); CFO Risk Executive, Bank of America (2013-2014); Corporate Treasurer, Bank of America (2009-2013).	Director, Deposit Trust & Clearing Corporation (2012-2014); BlackRock Corporation (2009-2011).
Thomas W. Morgan, 46	Trustee; Chairman of the Nominating and Governance Committee; Member of the Audit Committee; Member of the Independent Committee.	Appointed May 2016	Managing Partner, Hycroft Capital LLC (2015-present); Managing Director, New Mountain Capital LLC (2000-2015).	—

This supplement supplements and amends the third table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the sixth and eighth rows of such table with the following:

Name of Trustee	Dollar Range of Equity Securities Owned in Company
Mark D. Linsz	None
Thomas W. Morgan	None

This supplement supplements and amends the fourth table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the second and fourth rows of such table with the following:

Name of Trustee	Name of Trustee and Relationship to Trustee	Company	Title of Class	Value of Security	Percent of Class
Mark D. Linsz	Mark D. Linsz (self)	None
Thomas W. Morgan	Thomas W. Morgan (self)	None

This supplement supplements and amends the table in the section of the Prospectus entitled “Management—Board of Trustees—Compensation of Trustees” by replacing the sixth and eighth rows of such table with the following:

Name of Trustee	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Mark D. Linsz	—	—	—	—	—	—	—
Thomas W. Morgan	—	—	—	—	—	—	—

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees—Board Committees—Independent Trustee Committee” by replacing the second sentence of such section with the following:

Mark D. Linsz currently serves as chairman of the independent trustee committee.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees—Board Committees—Nominating and Governance Committee” by replacing the second sentence of such section with the following:

Thomas W. Morgan currently serves as chairman of the nominating and governance committee.

Control Persons and Principal Shareholders

This supplement supplements and amends the table in the section of the Prospectus entitled “Control Persons and Principal Shareholders” by replacing the eighth and ninth rows of such table with the following:

Name	Number	Percentage of current ownership	Percentage assuming maximum amount is purchased
Mark D. Linsz	0	—	—
Thomas W. Morgan	0	—	—